UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

Schedule 14A
_________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant	☐
Filed by a party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

TREASURE GLOBAL INC

(Name of Registrant as Specified In Its Charter)

_____________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

TREASURE GLOBAL INC

276 5th Avenue, Suite 704 #739
New York, New York 10001

Telephone: +6012 643 7688

https://ir.treasureglobal.co

________________, 2026

Dear Fellow Stockholders:

On behalf of your Board of Directors, we cordially invite you to attend the 2026 Annual Meeting of Stockholders of Treasure Global Inc (the “Annual Meeting”). The Annual Meeting will be held on July 14, 2026, at 9:00 a.m. Eastern Time, in a virtual meeting format only and conducted via live audio webcast to enable our stockholders to participate from locations around the world. Stockholders will NOT be able to attend the Annual Meeting in person. The Annual Meeting will be accessible only over the internet. Please see “Attending the Virtual Annual Meeting” in the proxy statement (“Proxy Statement”) accompanying this letter for information on how to register, obtain the proxy materials, attend, submit questions and vote at the Annual Meeting.

We are making available to you the accompanying Notice of Annual Meeting of Shareholders (“Notice”), Proxy Statement and form of proxy card or voting instruction form on or about [•], 2026. We are pleased to furnish proxy materials to shareholders primarily over the internet. We believe that this process expedites stockholders’ receipt of proxy materials, lowers the costs of our Annual Meeting and conserves natural resources. On or about [•], 2026, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Availability Notice”) that includes instructions on how to access our Proxy Statement and 2025 Annual Report and how to vote online. The Internet Availability Notice also includes instructions on how you can receive a paper copy of your Annual Meeting materials, including the Notice, Proxy Statement and proxy card or voting instruction form. If you elected to receive your Annual Meeting materials by mail, the Notice, Proxy Statement and proxy card or voting instruction form were enclosed. If you elected to receive your Annual Meeting materials via e-mail, the e-mail contains voting instructions and links to the 2025 Annual Report and the Proxy Statement, both of which are available on our website at https://ir.treasureglobal.co. Additional details regarding admission to, and the business to be conducted at, the Annual Meeting are described in the accompanying Notice and Proxy Statement.

Only stockholders of record at the close of business on June 10, 2026, are entitled to notice of, and to vote at, the Annual Meeting.

Your vote is important. Regardless of whether you plan to attend the Annual Meeting, we hope that you will vote as soon as possible. You may vote over the internet, by telephone or by mailing in a proxy card. Please review the instructions on the proxy card or voting instruction form regarding each of these voting options. Voting will ensure your representation at the Annual Meeting regardless of whether you attend the Annual Meeting.

Thank you for your on-going support of Treasure Global Inc.

Sincerely,

Chong Chan “Sam” Teo

Executive Director and Acting Chief Executive Officer

TREASURE GLOBAL INC

276 5th Avenue, Suite 704 #739
New York, New York 10001

Telephone: +6012 643 7688

https://ir.treasureglobal.co

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held Virtually at 9:00 a.m. (Eastern Time) on July 14, 2026

Notice is hereby given that the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Treasure Global Inc, a Delaware corporation (“Treasure Global”, “Company,” “we,” “us” and “our”), will be held on July 14, 2026, at 9:00 a.m. (Eastern Time) via a live webcast on the Internet. You will be able to virtually attend the Annual Meeting online, vote and submit questions during the Annual Meeting by visiting https://web.viewproxy.com/tgl/2026 during the meeting. We are holding the Annual Meeting for the following purposes, which are more fully described in the accompanying proxy statement:

(1)    the election of each of the nominees named in this Proxy Statement (as defined below) to serve until the 2027 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified;

(2)    to ratify the selection by our Board of Directors of WWC, P.C. as our independent auditor for the fiscal year ending July 14, 2026;

(3)    to transact such other business as may properly come before the meeting.

These items of business are more fully described in the proxy statement (“Proxy Statement”) accompanying this Notice of Annual Meeting of Stockholders (the “Notice”). We are not aware of any other business to come before the Annual Meeting.

After careful consideration, the Board has determined that each proposal listed above is in the best interests of the Company and its stockholders and has approved each proposal. The Board recommends a vote “FOR” the Election of each director nominee (Proposal 1), and a vote “FOR” the ratification of our independent auditor (Proposal 2).

All stockholders are invited to attend the Annual Meeting virtually and no stockholder will be able to attend the Annual Meeting in person. The Annual Meeting will be accessible via the internet in accordance with the instructions contained in the Proxy Statement. Please see “Questions and Answers About the Meeting and Voting — How Do I Vote at the Annual Meeting?” in the Proxy Statement accompanying this Notice for information on how to attend, submit questions and vote at the Annual Meeting.

WHO CAN VOTE?

You can vote at the Annual Meeting if you were a stockholder of record as of the close of business on June 10, 2026 (the “Record Date”). Only stockholders of record on the Record Date are entitled to receive this Notice and to vote at the Annual Meeting or at any postponement(s), continuation(s), or adjournment(s) of the Annual Meeting.

ANNUAL REPORT

A copy of our 2025 Annual Report to Shareholders (the “2025 Annual Report”) including our Form 10-K, accompanies the Proxy Statement.

REVIEW THE PROXY MATERIALS AND ANNUAL REPORT ON OUR WEBSITE

You may also read the 2025 Annual Report, this Notice and Proxy Statement on our website at https://ir.treasureglobal.co.

AVAILABLE DATE

This Notice, the Proxy Statement and the form of proxy are first being made available to shareholders on or about [•], 2026 at https://web.viewproxy.com/tgl/2026.

YOUR VOTE IS IMPORTANT. YOU MAY VOTE OVER THE INTERNET, BY TELEPHONE OR BY MAILING BACK A PROXY CARD. PLEASE REVIEW THE INSTRUCTIONS IN THE PROXY STATEMENT OR ON THE PROXY CARD OR VOTING INSTRUCTION FORM REGARDING EACH OF THESE VOTING OPTIONS.

We hope you are able to attend the Annual Meeting virtually via the internet. Whether or not you attend, it is important that your stock be represented and voted at the meeting. I urge you to please complete, date and return the proxy card in the enclosed envelope, vote your shares electronically or vote by telephone using the information provided in the attached Proxy Statement prior to the Annual Meeting date. The vote of each shareholder is very important. You may revoke your written proxy at any time before it is voted at the Annual Meeting by giving written notice to the Company’s Chief Financial Officer, by submitting a properly executed paper proxy bearing a later date or by attending the Annual Meeting virtually and voting online during the meeting. Stockholders may also revoke their proxies by entering a new vote over the internet or by telephone.

By Order of the Board of Directors,

Chong Chan “Sam” Teo

Executive Director and Acting Chief Executive Officer

New York, New York

________________, 2026

i

TREASURE GLOBAL INC
276 5th Avenue, Suite 704 #739
New York, New York 10001
PROXY STATEMENT

For Annual Meeting of Stockholders to Be Held on July 14, 2026

The Board of Directors (the “Board”) of Treasure Global Inc, a Delaware corporation (“Treasure Global,” “Company,” “we,” “us” or “our”), solicits the enclosed proxy for use at the 2026 Annual Meeting of Stockholders of the Company (“Annual Meeting”) to be held on July 14, 2026, only via live webcast accessible by following the instructions set forth here at “Questions and Answers About the Meeting and Voting — How Do I Vote at the Annual Meeting?” This proxy statement (“Proxy Statement”) and the accompanying Notice of Annual Meeting of Stockholders (the “Notice”) and form of proxy are first being made available to stockholders on or about June 10, 2026.

We are furnishing proxy materials to our stockholders primarily via the internet. On or about [•], 2026, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Availability Notice”) containing instructions on how to access our proxy materials, including our Proxy Statement and our 2025 Annual Report to Stockholders (the “2025 Annual Report”). The Internet Availability Notice also provides information on how to access your voting instructions to be able to vote through the internet or by telephone. Other stockholders, in accordance with their prior requests, have received e-mail notification of how to access our proxy materials and vote via the internet, or have been mailed paper copies of our proxy materials and a proxy card or voting instruction form. Internet distribution of our proxy materials helps to expedite receipt by our stockholders, lowers the cost of the Annual Meeting and conserves natural resources. However, if you would prefer to receive printed proxy materials, please follow the instructions included in the Internet Availability Notice. If you have previously elected to receive our proxy materials electronically, you will continue to receive these materials via e-mail unless you elect otherwise.

The executive offices of the Company are located at, and the mailing address of the Company is 276 5th Avenue, Suite 704 #739, New York, NY 10001.

This Proxy Statement contains information about the matters to be voted on at the Annual Meeting and the voting process, as well as information about our directors and executive officers.

Under Securities and Exchange Commission (“SEC”) rules that allow companies to furnish proxy materials to shareholders over the Internet, we have elected to deliver our proxy materials to the majority of our shareholders over the Internet. This delivery process allows us to provide shareholders with the information they need, while at the same time conserving natural resources and lowering the cost of delivery. On or about [•], 2026, we will begin sending to our stockholders the Internet Availability Notice containing instructions on how to access our Proxy Statement for our Annual Meeting and our 2025 Annual Report. The Internet Availability Notice also provides instructions on how to vote online or by telephone, how to access the virtual Annual Meeting and how to receive a paper copy of the proxy materials by mail. The Notice and Proxy Statement are also available at https://web.viewproxy.com/tgl/2026.

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING

Q: What is a proxy?

A: A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” By using the methods discussed below, you will be appointing Chong Chan “Sam” Teo, the Acting Chief Executive Officer, and Pusparajan a/l Vadivelo, the Chief Financial Officer of the Company, as your proxy. The proxy agent will vote on your behalf, and will have the authority to appoint a substitute to act as proxy. If you are unable to attend the Annual Meeting, please vote by proxy so that your shares may be voted.

Q: What is a proxy statement?

A: A proxy statement is a document that regulations of the SEC require that we give to you when we ask you to sign a proxy card to vote your stock at the Annual Meeting.

Q: What is the purpose of the Annual Meeting?

A: At our Annual Meeting, stockholders will vote on: (i) the election of seven (7) directors; and (ii) the ratification of the selection by our Board of WWC, P.C. as our independent auditor for the fiscal year ending July 14, 2026; and (iii) such other matters as may come before the meeting. We are not currently aware of any such matters. In addition, following the meeting our management will report on the Company’s performance over the last fiscal year and respond to questions from stockholders.

Q: Why am I receiving these materials?

A: The Board has made these materials available to you over the internet at https://web.viewproxy.com/tgl/2026, or has delivered printed versions of these materials to you by mail, in connection with the Board’s solicitation of proxies for use at the Annual Meeting. The Annual Meeting is scheduled to be held on July 14, 2026, at 9:00 a.m. Eastern Time, via live webcast. This solicitation by the Board is for proxies for use at the Annual Meeting.

Q: Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials this year instead of a full set of proxy materials?

A: As permitted by SEC rules, we are making this Proxy Statement and our Annual Report available to our shareholders electronically via the internet. On or about [•], 2026, we mailed to our stockholders the Internet Availability Notice containing instructions on how to access this proxy statement and our Annual Report and vote online. If you received the Internet Availability Notice by mail you will not receive a printed copy of the proxy materials in the mail unless you request a copy. The Internet Availability Notice instructs you on how to access and review all of the important information contained in the Proxy Statement and Annual Report. The Internet Availability Notice also instructs you on how you may submit your proxy over the internet or by telephone. If you received the Internet Availability Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Internet Availability Notice. We encourage you to take advantage of the availability of the proxy materials on the internet in order to help lower the costs of delivery and reduce the Company’s environmental impact.

Q: How do I obtain the materials for the Annual Meeting?

A: You should have received the Internet Availability Notice in the mail with instructions on how to obtain materials. Please follow the instructions on the Internet Availability Notice to obtain the materials either via the internet, by telephone or by e-mail.

You may also view the following proxy materials on the Company’s website at https://ir.treasureglobal.co:

•        the Company’s 2025 Annual Report; and

•        the Company’s 2026 Proxy Statement.

You may not vote on the Company’s website.

The Company urges you to request your materials before [•], 2026 so that you will receive them in a timely manner in order to vote at the Annual Meeting.

Q: Who may attend the Annual Meeting?

A: The Annual Meeting is open to all stockholders of record as of close of business on June 10, 2026 (the “Record Date”), or their duly appointed proxies.

Q: What will I need in order to attend the Annual Meeting Online?

A: You may attend the Annual Meeting via the internet, vote your shares and, after the meeting adjourns, submit a question by first registering at https://web.viewproxy.com/tgl/2026 using your Virtual Control Number that is on the Internet Availability Notice that you received previously in the mail. Your registration must be received by 11:59 p.m. Eastern time on [•], 2026. On the day of the Annual Meeting, if you have properly registered, you may log in to attend the Annual Meeting by clicking on the link provided and the password you received by email in your registration confirmation and follow the instructions to vote your shares. Please have your Virtual Control Number with you during the Annual Meeting in order to vote. Further instructions on how to vote are set forth below in the question “How do I vote at the Annual Meeting?” If you do not comply with the procedures outlined in this Proxy Statement, you will not be admitted to the virtual Annual Meeting. Online access will begin at 9:00 a.m. Eastern Time on July 14, 2026, and we encourage you to access the meeting prior to the start time. The meeting webcast will begin promptly at 9:00 a.m. Eastern Time on July 14, 2026.

Q: May shareholders ask questions?

A: Yes. Representatives of the Company will answer shareholders’ questions of general interest after the adjournment of the Annual Meeting. Depending upon the number of persons asking questions, the Chairman of the meeting may limit the number of questions one person may ask in order to give a greater number of shareholders an opportunity to ask questions. If you choose to attend the online meeting, you may submit a question during the Annual Meeting webcast by using your Virtual Control Number. Questions will be answered as time allows.

Q: Who may vote?

A: You may vote if you owned Treasure Global common stock as of the close of business on June 10, 2026. Each share of Treasure Global common stock is entitled to one vote. As of the Record Date, the Company had [•] shares of common stock outstanding.

Q: What am I voting on?

A: You will be voting on the following items of business at the Annual Meeting:

•        the election of each of the nominees named in this Proxy Statement to serve until the 2027 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified;

•        the ratification of the selection by our Board of WWC, P.C. as our independent auditor for the fiscal year ending June 30, 2026;

•        any other business that properly comes before the meeting.

Q: How does the Board recommend that I vote?

A: Our Board recommends that you vote your shares:

•        “FOR” each of the nominees named in this Proxy Statement for election to the Board;

•        “FOR” the ratification of the selection by our Board of WWC, P.C. as our independent auditor for the fiscal year ending July 14, 2026;

•        to provide authority for the persons named as proxies to vote on other matters that may come before the Annual Meeting in their discretion. The Board has made no recommendation as to how the proxies will vote with respect to other matters that may come before the meeting. Such proxies will vote on any other matter in their sole discretion.

Q: How do I vote at the Annual Meeting?

A: You should have received the Internet Availability Notice in the mail that described the methods of voting at the virtual Annual Meeting. Please refer to that notice to vote.

If you received a paper proxy card, you may vote by mail by returning the proxy card to the address on the enclosed envelope.

If you are a shareholder of record, you must:

•        First register at https://web.viewproxy.com/tgl/2026 by 11:59 p.m., Eastern time, on [•], 2026. You will need to enter your name, phone number, email address and Virtual Control Number (included on your proxy card that was included with the proxy materials) as part of the registration, following which, you will receive an email confirming your registration, as well as the password you will need to enter the Annual Meeting.

If you do not have your Virtual Control Number, you may still attend the Annual Meeting as a guest (non-shareholder) but you will not have the option to participate in or vote your shares electronically at the Annual Meeting.

•        On the day of the Annual Meeting, if you have properly registered, you may enter the Annual Meeting by logging in using the password you received via email in your registration confirmation (you will need the Virtual Control Number included on your proxy card that was included with the proxy materials.

•        If you wish to vote your shares electronically at the Annual Meeting, you will need to visit www.aalvote.com/TGL during the Annual Meeting while the polls are open (you will need the Virtual Control Number included on your proxy card that was included with the proxy materials).

If your shares are held in a “street name,” you must:

•        Obtain a legal proxy from your broker, bank or other nominee.

•        Register at https://web.viewproxy.com/tgl/2026 by 11:59 p.m., Eastern time, on [•], 2026.

You must enter your name, phone number and email address and provide a copy of the legal proxy (which may be uploaded to the registration website or sent via email to VirtualMeeting@viewproxy.com as part of the registration, following which, you will receive an email confirming your registration, your Virtual Control Number, as well as the password to attend the Annual Meeting.

Please note, if you do not provide a copy of the legal proxy, you may still attend the Annual Meeting as a guest (non- shareholder) but you will not have the option to participate in or vote your shares electronically at the Annual Meeting.

•        On the day of the Annual Meeting, if you have properly registered, you may enter the Annual Meeting by logging in using the password you received via email in your registration confirmation (you will need the Virtual Control Number included on your proxy card that was included with the proxy materials.

•        If you wish to vote your shares electronically at the Annual Meeting, you will need to visit www.aalvote.com/TGL during the Annual Meeting while the polls are open (you will need the Virtual Control Number included on your proxy card that was included with the Proxy Materials).

If you encounter technical difficulties:

We will have technicians ready to assist you with any technical difficulties you may have in accessing the Annual Meeting live webcast. Please be sure to check in by 8:45 a.m., Eastern time, on July 14, 2026, the day of the Annual Meeting, so that we may address any technical difficulties before the Annual Meeting live webcast begins. If you encounter any difficulties accessing the Annual Meeting live webcast during the check-in or meeting time, please email VirtualMeeting@viewproxy.com or call 866-612-8937.

The Company urges you to vote before July 14, 2026 to ensure that your vote is timely received and counted.

Q: Can I change my mind after I vote?

A: You may change your vote at any time before the polls close at the Annual Meeting. You may do this by:

•        signing another proxy card with a later date and returning it to us prior to the Annual Meeting; or

•        voting again by telephone or through the Internet during the virtual Annual Meeting.

Your attendance at the Annual Meeting will not have the effect of revoking a proxy unless you take any of the actions noted above.

Q: Who will count the votes?

A: Votes will be counted by the inspector of election appointed for the Annual Meeting by our Board of Directors.

Q: What if I return my proxy card but do not provide voting instructions?

A: If you vote by proxy card, your shares will be voted as you instruct by the individuals named as proxies on the proxy card. If you sign and return a proxy card but do not specify how your shares are to be voted, the persons named as proxies on the proxy card will vote your shares in accordance with the recommendations of the Board. These recommendations are:

•        FOR the election of each of the nominees named in this Proxy Statement to serve until the 2027 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified (Proposal 1);

•        FOR the ratification of the selection by our Board of WWC, P.C. as our independent auditor for the fiscal year ending June 30, 2026 (Proposal 2); and

•        to provide authority for the persons named as proxies to vote on other matters that may come before the Annual Meeting in their discretion. The Board has made no recommendation as to how the proxies will vote with respect to other matters that may come before the meeting.

Q: What does it mean if I receive more than one proxy card?

A: It means that you have multiple accounts with brokers and/or our transfer agent. Please vote all of these shares. We recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is Vstock Transfer, LLC, which may be reached at (212) 828-8436.

Q: Will my shares be voted if I do not provide my proxy?

A: Your shares may be voted if they are held in the name of a brokerage firm, even if you do not provide the brokerage firm with voting instructions. Brokerage firms have the authority under the rules of The Nasdaq Stock Market LLC (“Nasdaq”) to vote shares for which their customers do not provide voting instructions on certain “routine” matters. The proposal to ratify the selection of WWC, P.C. as our independent auditor for fiscal year 2026 is considered a routine matter for which brokerage firms may vote shares for which they have not received voting instructions. The other proposals to be voted on at our Annual Meeting are not considered “routine” under applicable rules. When a proposal is not a routine matter and the brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm cannot vote the shares on that proposal. This is called a “broker non-vote.” Abstentions and broker non-votes will have no effect on the outcome of the vote on these proposals.

Q: How many votes must be present to hold the Annual Meeting?

A: Your shares are counted as present at the Annual Meeting if you attend the Annual Meeting online or if you properly return a proxy by internet, telephone or mail. In order for us to conduct our Annual Meeting, a majority of the outstanding shares of stock, as of the Record Date, entitled to vote must be present or represented by proxy at the Annual Meeting. This is referred to as a quorum. Abstentions and broker non-votes will be counted for purposes of establishing a quorum at the Annual Meeting.

Q: How Many Votes are Needed for Each Proposal to Pass?

A:

Proposals	Vote Required
1. Election of directors;	Plurality
2. Ratification of the selection of our independent registered public accounting firm	Majority of the shares present and entitled to vote on the matter
3. Adjournment of the annual meeting	Majority of the shares present and entitled to vote on the matter

Election of Directors.    You may vote “FOR” each nominee or “WITHHOLD AUTHORITY” to vote for each nominee. Unless you mark “WITHHOLD AUTHORITY” with respect to a particular nominee or nominees, your proxy will be voted “FOR” each of the director nominees named in this proxy statement. In an uncontested election, a nominee will be elected as a director if the number of “FOR” votes exceeds the number of votes withholding authority. In a contested election, a nominee will be elected director if they receive more votes than another nominee. Thus, the directors with the most votes “FOR” will be elected to the Board. Broker non-votes and withheld votes will not affect the outcome of the vote on directors.

Ratification of our Independent Registered Public Accounting Firm.    The affirmative vote of a majority of the shares present at the Annual Meeting in person or represented by proxy and entitled to vote on the matter is required for the ratification of the selection of the independent registered public accounting firm.

Q: Do I Have Dissenters’ (Appraisal) Rights?

A: Appraisal rights are not available to our stockholders with any of the proposals brought before the Annual Meeting.

Q: Is voting confidential?

A: We will keep all the proxies, ballots and voting tabulations private. We only let our Inspector of Election or other authorized representatives examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make on the proxy card or that you otherwise provide.

Q: When will the Company announce the voting results?

A: The Company may announce preliminary voting results after the adjournment of the Annual Meeting and will announce the final voting results of the Annual Meeting on a Current Report on Form 8-K filed with the SEC within four business days after the Annual Meeting.

Q: Do any directors or officers of the Company have a personal interest in the matter to be acted upon at the Annual Meeting?

A: Except in the election of directors (Proposal 1), none of the officers or directors have any interest in any of the matters to be acted upon at the Annual Meeting.

Q: What if other matters are presented for consideration at the Annual Meeting?

A: The Company knows of no other matters to be submitted to the stockholders at the Annual Meeting, other than those described herein. If other matters do arise, the Board has made no recommendation as to how the proxies will vote on such other matters. If any other matters properly come before the stockholders at the Annual Meeting, it is the intention of the persons named on the proxy card as proxies to vote the shares represented thereby on such matters in their discretion and in accordance with their best judgment.

Q: Whom do I call if I have questions?

A: If you have any questions, need additional material, or need assistance in voting your shares, please feel free to contact +1 (866) 804-9616.

MATTERS REQUIRING SHAREHOLDER ACTION

PROPOSAL 1

ELECTION OF DIRECTORS (Item 1 on the Proxy Card)

Nominees

There are seven (7) nominees recommended by the Nominating and Corporate Governance Committee of the Board (the “Nominating and Corporate Governance Committee”) for election this year to hold office until the 2027 Annual Meeting of the Stockholders and until their respective successors are elected and qualified. Our Board has nominated: (i) Carlson Thow; (ii) Kok Pin “Darren” Tan; (iii) YDM Tengku Dato’ Musahiddin Shah Bin Tengku Dato’ Seri Abdul Samad Shah Alhaj; (iv) Wei Ping Leong; and (v) Chong Chan “Sam” Teo; (vi) Chan Meng Chun; and (vii) Y. Bhg. Datin Nurfatin Binti Mufti and our management has no reason to believe that any nominee will be unable to serve. Their biographies are provided above at pages 8 to 10. The biographies of each of the nominees contain information regarding the person’s service as a director, business experience, public-company director positions held currently or at any time during the last five years, information regarding involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee and the Board to determine that the person should serve as a director for the Company. In addition to the information presented above regarding each nominee’s specific experience, qualifications, attributes and skills that led our Board to the conclusion that he or she should serve as a director, we also believe that all of our director nominees have a reputation for integrity, honesty and adherence to high ethical standards. They each have demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to Treasure Global and our Board. Finally, we value their significant experience on other public company boards of directors and board committees.

A nominee will be elected as a director if he receives a plurality of the votes cast, in person or by proxy, at the Annual Meeting. This means that the nominees for election as directors who receive the highest number of affirmative votes at the Annual Meeting will be elected as directors. Withheld votes and broker non-votes will have no effect on the outcome of the vote.

Unless otherwise instructed, the proxy holders will vote the proxies received by them “FOR” each of the nominees named above. If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by our Board.

The Board recommends that you vote “FOR” the election of all of these nominees.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information regarding our directors and executive officers:

Name(1)	Age	Position	Director Since	Board Committee
Carlson Thow		Executive Director	2024	None
Kok Pin “Darren” Tan		Director	2024	Nominating and Corporate Governance — Chairman; Audit; Compensation.
YDM Tengku Dato’ Musahiddin Shah Bin Tengku Dato’ Seri Abdul Samad Shah Alhaj		Director	2026	None
Wei Ping Leong		Director	2024	Audit — Chairman; Compensation; Nominating and Corporate Governance.
Chong Chan “Sam” Teo		Executive Director	2025	None
Chan Meng Chun	53	Executive Director	2025	None
Y. Bhg. Datin Nurfatin Binti Mufti	37	Director	2025	Compensation — Chairwoman; Nominating and Corporate Governance; Audit.

Carlson Thow has been our Executive Director since July 2024. Mr. Thow served as Chief Legal Officer of VCI Global Limited (NASDAQ: VCIG) from July 2022 until June 2024, where he was responsible for setting the overall legal strategy for the organization and its subsidiaries, and for providing legal counsel to senior management and the board of directors. Prior to joining VCI Global Limited, Mr. Thow practiced law as a Senior Associate with Zaid Ibrahim & Co. (in association with KPMG Law) from 2019 to 2022, and as Legal Associate with Martin Cheah & Associates from 2018 to 2019, where he provided legal assistance with regard to mergers and acquisitions and corporate financing matters, among other things. Mr. Thow graduated with a Bachelor of Laws from the University of Northumbria at Newcastle in 2014, a Master of Laws from the University of Malaya in 2016 and a Master of Business Administration from the University of Lancaster in 2021. Mr. Thow has also obtained a Certificate of Legal Practice from the Legal Profession Qualifying Board of Malaysia in 2016, and he was admitted as an advocate and solicitor of the High Court of Malaya in 2018. Mr. Thow is qualified to serve on the Board due to his extensive executive experience.

Dr. Kok Pin “Darren” Tan has been our Director since July 2024. Dr. Tan is qualified to serve on the Board due to his extensive entrepreneurial experience. From 2007 to January 2015, Dr. Tan served as the managing director of Ezytronic Sdn Bhd. In this role, he oversaw the company’s overall operations and strategic direction, focusing on growth, profitability, and alignment with business objectives. From June 2015 to July 2017, Dr. Tan was the chief operating officer of E-Gate Services Sdn Bhd. His responsibilities included managing day-to-day operations and ensuring company efficiency to meet organizational goals. From March 2020 to June 2024, Dr. Tan served as an advisor to our Company, providing valuable insights into our business affairs. Dr. Tan holds a Bachelor’s degree in building management from Sheffield Hallam University since 2006 and a Ph.D. in strategic financial management from Global University of Lifelong Learning. Dr. Tan is qualified to serve on the Board due to his extensive executive experience.

YDM Tengku Dato’ Musahiddin Shah Bin Tengku Dato’ Seri Abdul Samad Shah Alhaj has been a Director since May 2026. Tengku Dato’ Musahiddin Shah previously served as Chief Executive Officer of Primus Jems Sdn Bhd, and Director of Ropequest Sdn Bhd, where he demonstrated a consistent track record of driving growth, improving operational efficiency, and positioning the business for sustained development. Beyond his professional roles, Tengku Dato’ Musahiddin Shah remains actively involved in community and youth development initiatives in Selangor, including serving on the Board Trustee of SAY Community, supporting programs aimed at long-term societal development. Over the years, Tengku Dato’ Musahiddin Shah has operated at the intersection of government, institutions, and the private sector, managing engagements requiring a high degree of discipline, discretion and alignment among multiple stakeholders. Through his appointment, the Company is expected to benefit from his extensive experience in navigating government-related frameworks and stakeholder ecosystem in Malaysia, which may support its participation in relevant public-sector initiatives and long-term strategic opportunities in the region. Tengku Dato’ Musahiddin Shah Bin Tengku Dato’ Seri Samad Shah Alhaj holds a Bachelor of Mass Communication (Public Relations) from Murdoch University, Australia.

Wei Ping Leong has been a Director since August 2024. He commenced his professional career with various established professional firms including KPMG. During his tenure with these professional firms, he specialized in statutory and internal auditing, as well as advisory work including initial and secondary offering, domestic and cross-border mergers and acquisitions. He was the founder of Sands Capital Sdn Bhd in 2012, specializing in audit and advisory work, where he oversaw every operation of the company, until 2013. He is also the Co-Founder of ZORIXchange, a crypto currency exchange platform, and he is responsible for increasing company revenue with professional strategies, developing new business opportunities and expanding brand influence. He holds directorships at several companies, including Director at WInvest Global Sdn Bhd since 2013, Executive Director at Asia Television Digital Media Limited since 2020 and Director at ATV News Southeast Asia since 2021. Mr. Leong holds a Bachelor Degree of Commerce in Accounting and Finance from Curtin University of Technology, Perth, Australia, and a Master Degree of Commerce in Accounting and Finance, from Macquarie University, Sydney, Australia. Mr. Leong is qualified to serve on the Board due to his extensive experience in international business operations.

Chong Chan “Sam” Teo.    Chong Chan “Sam” Teo, our Acting Chief Executive Officer, has been the Executive Director since October 2025. Mr. Teo previously served as the Company’s Chief Executive Officer. After a period of personal pursuit, he has been invited to rejoin the Company as Head of Operations and to assume a leadership role at the Board level as Executive Director to strengthen governance and provide strategic guidance as the Company advances its growth and profitability initiatives. Mr. Teo is an experienced corporate strategist who has contributed to building high-performance teams through implementation of organizational innovation within multiple companies operating in the fintech and e-commerce fields. Prior to his current role, Mr. Teo served as Chief Operations Officer of the Company from July 2020 to June 2021, where he led sales and strategic business development. From March 2020 to June 2021, he was the Chief Executive Officer of ZCITY, leading strategic and tactical planning, forecasting, capital budgeting, and financial cost controls. Prior to that, Mr. Teo served as Director of Business Development of ZCITY from May 2018 to February 2020, and as Managing Director of Modes Cube Sdn Bhd from May 2016 to April 2018.

Chan Meng Chun.    Chan Meng Chun has been the Company’s Executive Director since September 2025. Mr. Chan Meng Chun previously served as the Company’s Chief Financial Officer and Financial Controller. After a period of personal pursuits, he has been invited to rejoin the Company’s leadership at the Board level to strengthen governance and provide strategic guidance as it advances its growth and profitability initiatives. From May 2022 to September 2022, he was the Chief Financial Officer for Ikhasas Group of companies handling overall corporate finance including potential IPO, fund raising, banking, tax and accounts. From January 2022 to May 2022, he was the Head of Group Treasury for Sime Darby Plantation Bhd, a public listed company in palm oil upstream and downstream. At Sime Darby Mr. Chan Meng Chun managed group cashflow, including banking facilities, worked on group inter-company reconciliations, financial reports and budget and cashflow plans. From July 2020 to February 2021, Mr. Chan, Meng Chun served as Group Deputy CEO/Group Chief Financial Officer for Smart Glove Holding Sdn Bhd, a Malaysia company that manufactures and export gloves globally. At Smart Glove, Mr. Chan Meng Chun helped the company reorganize and prepare for a potential initial public offering, was involved with financial planning, analysis and treasury among other things. From November 2015 to June 2020 Mr. Chan Meng Chun served as Chief Financial Officer for TS Global Network Sdn Bhd, a member company of PT Telkom Indonesia. At TS Global, Mr. Chan Meng Chun completed restructuring and turnaround of cashflow, lead successful adoption of MFRS standards. Prior to this from April 2013 to November 2015, he was a Chief Financial Officer for a public listed company, Pasukhas Group Bhd. He was with Carimin Group of Companies from May 2000 to Aug 2012 before leaving as Group Financial Controller. Mr. Chan Meng Chun received his Advanced Diploma in Accounting from Institute of Financial Accountants (United Kingdom) in 2007 and a Master’s Degree in Finance and Accounting from University of Wales in 2014. Mr Chan Meng Chun is a fellow member of the Institute of Public Accountants (Australia) and fellow member of the Institute of Financial Accountants (United Kingdom).

Y. Bhg. Datin Nurfatin Binti Mufti.    Y. Bhg. Datin Nurfatin Binti Mufti has been a Director since October 2025. Datin Nurfatin brings more than fifteen years of experience in the construction, retail, and food & beverage sectors. Her appointment reflects the Company’s focus on strengthening its operational leadership, domestic expansion, and supply-chain capabilities. From 2006 to 2012, Datin Nurfatin served as a Quantity Surveyor for several Malaysian construction firms, overseeing project cost control, procurement, and contract administration for residential and commercial projects. In 2012, she founded and managed a construction contracting company, where she was responsible for materials sourcing, manpower coordination, and timely project execution. In 2016, Datin Nurfatin ventured into the food and beverage retail industry, establishing and operating a café business that later grew into a diversified portfolio.

She subsequently founded Kampung Fresh Market Sdn. Bhd., a grocery and fresh-food retail company specializing in seafood sourced directly from local jetties and premium household groceries. Under her leadership, Kampung Fresh Market expanded to multiple outlets across Selangor, including Setia Alam, Eco Majestic (Semenyih), Cybersouth, and Denai Alam. To support this expansion, she established a central warehouse and distribution hub that supplies produce and goods to other retail chains, hypermarkets, and restaurants locally and internationally. Datin Nurfatin also spearheaded the Company’s diversification into manufacturing and export, focusing on ready-to-eat meals, sambal condiments, and snack products, as well as OEM manufacturing and private-label partnerships. Datin Nurfatin holds a Diploma and Bachelor’s Degree in Quantity Surveying from Universiti Teknologi MARA (UiTM) Shah Alam, a Master’s Degree in Facilities Management, and is presently pursuing a Doctor of Philosophy (Ph.D.) in Facilities Management at UiTM.

Family Relationships

There are no family relationships among any of our executive officers or directors.

Legal Proceedings

To the best of our knowledge, none of our directors or executive officers have, during the past ten years, been involved in any legal proceedings described in subparagraph (f) of Item 401 of Regulation S-K.

GOVERNANCE OF THE COMPANY

The business and affairs of Treasure Global are managed under the direction of the Board. The Board believes that good corporate governance is a critical factor in achieving business success and in fulfilling the Board’s responsibilities to the Company’s shareholders. The Board believes that its practices align management and shareholder interests.

The Governance section of the Company website makes available the Company’s corporate governance materials, including the Certificate of Incorporation, as amended, as of the date of this Proxy Statement, and bylaws, the charters for each Board committee, the Company’s Code of Conduct and information about how to report concerns about the Company. To access these documents on the Company’s website, please visit https://ir.treasureglobal.co/corporate-governance.

Board Composition/Election

Our Board presently consists of seven (7) directors whose terms expire at this Annual Meeting. Our directors are elected annually. As discussed in more detail later in this section, the Board has determined that four (4) of the seven (7) individuals standing for election are independent under the rules of Nasdaq.

Board Meetings

The Board has not met during fiscal year 2026 in person or via video or teleconference and acted by unanimous written consent six (6) times. Each of the directors who served in the fiscal year 2026 attended at least 100% of the meetings of the Board and the committees of which he was a member and that were held during the period he served as a director.

Director Attendance at Annual Meetings

The Board’s policy is that all directors should attend the Annual Meeting and all persons serving as directors are expected to attend the 2026 Annual Meeting.

Selection of Nominees for The Board of Directors

The Nominating and Corporate Governance Committee considers candidates for Board membership suggested by its members and other Board members, as well as management and shareholders. The Nominating and Corporate Governance Committee’s charter provides that it may retain a third-party executive search firm to identify candidates from time to time. Our Board seeks members from diverse professional backgrounds who combine a broad spectrum of experience and expertise with a reputation for integrity. Directors should have experience in positions with a high degree of responsibility, be leaders in the companies or institutions with which they are affiliated and are selected based upon contributions they can make to the Board and management. The Nominating and Corporate Governance Committee’s assessment of a proposed candidate may include a review of the person’s judgment, experience, independence, understanding of the Company’s business or other related industries and such other factors as the Nominating and Corporate Governance Committee determines are relevant in light of the needs of the Board. The Nominating and Corporate Governance Committee believes that its nominees should reflect a diversity of experience, gender, race, ethnicity and age. The Board does not have a specific policy regarding director diversity. The Nominating and Corporate Governance Committee also considers such other relevant factors as it deems appropriate, including the current composition of the Board, the balance of management and independent directors, and the evaluations of other prospective nominees, if any.

In connection with this evaluation, it is expected that each member of the Nominating and Corporate Governance Committee will interview the prospective nominees before the prospective nominee is presented to the full Board for consideration. After completing this evaluation and interview process, the Nominating and Corporate Governance Committee will make a recommendation to the full Board as to the person(s) who should be nominated by the Board, and the Board determines the nominee(s) after considering the recommendation and report of the Nominating and Corporate Governance Committee. We look for director candidates who have the skills and experience necessary to help us achieve success within our industry.

We believe that each of our directors has the necessary qualifications to be a value-added member of our Board. As noted in the director biographies, our directors have experience, qualifications and skills across a wide range of public and private companies, possessing a broad spectrum of experience both individually and collectively.

There are no arrangements or understandings between any of the directors or the director nominee or officers of our Company or any other person pursuant to which any officer or director or director nominee was or is to be selected as an officer or director or director nominee.

Stockholder Nominations

For nominations or other business to be properly brought before an annual meeting by a stockholder the stockholder must have given timely notice thereof in writing to the Nominating and Corporate Governance Committee and if the stockholder, or the beneficial owner on whose behalf any such nomination is made, the stockholder must provide the Company with a Solicitation Notice (as defined below), such stockholder must have delivered a proxy statement and form of proxy to holders of a percentage of the Company’s voting shares reasonably believed by such stockholder to be sufficient to elect the nominee or nominees proposed to be nominated by such stockholder, and must have included in such materials the Solicitation Notice.

To be timely, a stockholder’s notice shall be delivered to the Chief Financial Officer at the principal executive offices of the Company not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced more than thirty (30) days prior to or delayed by more than thirty (30) days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a shareholder’s notice as described above.

Such stockholder’s notice shall set forth: (A) as to each person whom the stockholders propose to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 14a-4(d) thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (B) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made: (i) the name and address of such shareholder, as they appear on the Company’s books, and of such beneficial owner, (ii) the class and number of shares of the Company that are owned beneficially and of record by such stockholder and such beneficial owner and (iii) whether either such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of, in the case of the proposal, at least the percentage of the Company’s voting shares required under applicable law to carry the proposal or, in the case of a nomination or nominations, a sufficient number of holders of the Company’s voting shares to elect such nominee or nominees (an affirmative statement of such intent, a “Solicitation Notice”).

Nominations and the Solicitation Notice should be sent to the Nominating and Corporate Governance Committee, Treasure Global Inc, 276 5th Avenue, Suite 704 #739, New York, NY 10001.

As of the date of this Proxy Statement, we have not received timely notice of any nomination by a stockholder.

Nominees for Director

The Board nominated Carlson Thow, Kok Pin “Darren” Tan, YDM Tengku Dato’ Musahiddin Shah Bin Tengku Dato’ Seri Abdul Samad Shah Alhaj, Wei Ping Leong, Chong Chan “Sam” Teo Chan Meng Chun and, Y. Bhg. Datin Nurfatin Binti Mufti to stand for election for the seven (7) Board seats. Each such individual has consented to serve if elected.

If elected, we expect that all of the aforementioned nominees will serve as directors and hold office until the 2027 Annual Meeting of Stockholders and until their respective successors have been elected and qualified or until their death, retirement or resignation.

Director Compensation

The Compensation Committee establishes and reevaluates if it deems necessary or prudent in its discretion, the cash and equity awards (amount and manner or method of payment) to be made to non-employee directors for such fiscal year. In making this determination, the Compensation Committee may utilize such market standard metrics as it deems appropriate, including, without limitation, an analysis of cash compensation paid to our peer group’s independent directors.

The Compensation Committee has the power and discretion to determine in the future whether non-employee directors should receive annual or other grants of options to purchase shares of common stock or other equity incentive awards in such amounts and under such policies as the Compensation Committee may determine utilizing such market standard metrics as it deems appropriate, including, without limitation, an analysis of equity awards granted to independent directors of our peer group.

The following table illustrates the compensation paid by the Company to its directors. Only the independent directors are entitled to receive board compensation. The disclosure is provided for the fiscal year ended June 30, 2025.

Name	Salary per month per director (RM)	Total per director (RM)
Carlson Thow	RM 5,000	RM 60,000
Kok Pin “Darren” Tan	RM 5,000	RM 60,000
Wei Ping Leong	RM 5,000	RM 60,000
Wai Kuan Chan(1)	RM 5,000	RM 60,000

____________

(1)      Wai Kuan Chan resigned as a member of the Board on May 1, 2026.

Ethical Guidelines

Treasure Global’s Code of Ethics (“Code”) was adopted to emphasize the Company’s commitment to the highest standards of business conduct. The Code applies to our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer or controller, or persons performing similar functions. The Code is available on our corporate website at https://ir.treasureglobal.co/corporate-governance. The Code requires compliance with applicable law, discusses how conflicts of interest are handled, requires familiarity with the Company’s disclosure requirements and provides for waivers under certain circumstances. We intend to disclose any amendments to our code of business conduct and ethics, or waivers of its requirements, on our website or in filings under the Exchange Act to the extent required by applicable rules and exchange requirements.

Related Party Transactions

Under the Company’s policies and procedures for the review of related person transactions the Audit Committee reviews related person transactions in which we are or will be a participant to determine if they are in the best interests of our stockholders and the Company. Transactions, arrangements or relationships or any series of similar transactions, arrangements or relationships in which a related person had or will have a material interest and that exceed $120,000 are subject to the Audit Committee’s review. Any member of the Audit Committee who is a related person with respect to a transaction under review may not participate in the deliberation or vote respecting approval or ratification of the transaction.

Related persons are directors, director nominees, executive officers, holders of 5% or more of our voting stock and their immediate family members. Immediate family members are spouses, parents, stepparents, children, stepchildren, siblings, daughters-in-law, sons-in-law and any person, other than a tenant or domestic employee, who resides in the household of a director, director nominee, executive officer or holder of 5% or more of our voting stock. After its review, the Audit Committee may approve or ratify the transaction.

Other than as disclosed below, and except for the regular salary and bonus payments made to our directors and officers in the ordinary course of business as described in the section “Executive Compensation,” there have been no transactions since July 1, 2023, or any currently proposed transaction or series of similar transactions to which the Company was or is to be a party, in which the amount involved exceeds USD$120,000 and in which any current or former director or officer of the Company, any 5% or greater shareholder of the Company or any member of the immediate family of any such persons had or will have a direct or indirect material interest.

On October 30, 2023, the Company issued a total of 25,954 restricted shares of common stock to the Company’s Former Chief Executive Officer, Chong Chan “Sam” Teo, and Director, Kok Pin “Darren” Tan (collectively, the “Creditors”) in exchange for the cancellation of $321,562 in aggregate indebtedness owed to the Creditors.

Involvement in Certain Legal Proceedings

None of the Company’s other directors, executive officers, significant employees or control persons have been involved in any legal proceeding listed in Item 401(f) of Regulation S-K in the past 10 years.

Board Leadership

The Nominating and Corporate Governance Committee annually reviews the Board’s leadership structure and evaluates the performance and effectiveness of the Board. The Board retains the authority to modify its leadership structure in order to stay current with our Company’s circumstances and advance the best interests of the Company and its shareholders as and when appropriate. The Board’s annual self-evaluation includes questions regarding the Board’s opportunities for open communication and the effectiveness of executive sessions.

Corporate Governance Policies and Practices

Director Independence.

The Board undertakes an annual review of director independence. During this review, the Board considers transactions and relationships between each director or any member of his or her immediate family and the Company and its subsidiaries and affiliates. The purpose of this review is to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent. As a result of this review, the Board affirmatively determined that four (4) of the seven (7) of the directors are independent of the Company and its management under Nasdaq rules. Chong Chan “Sam” Teo is not considered independent because of his employment by the Company.

In determining that the other directors did not have a material relationship with the Company, the Board concluded that Carlson Thow, Kok Pin “Darren” Tan, YDM Tengku Dato’ Musahiddin Shah Bin Tengku Dato’ Seri Abdul Samad Shah Alhaj, Wei Ping Leong,, and Y. Bhg. Datin Nurfatin Binti Mufti had no other relationship with the Company other than their relationship as a director.

Board Committee Charters.    The Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee of the Board operate pursuant to written charters. These charters were approved by the Board and reflect certain best practices in corporate governance. These charters comply with the requirements of the Nasdaq. Each charter is available on the Company’s website at: https://ir.treasureglobal.org/governance-documents.html.

Private Executive Sessions.    Our non-management directors meet in executive session at each regular Board meeting. The executive sessions are attended only by the non-management directors and are presided over by our Non-Executive Chairman, as applicable. Our independent directors meet in executive session at least once per year and met once in 2025.

Advance Materials.    Information and data important to the directors’ understanding of the business or matters to be considered at a Board or Board committee meeting are, to the extent practical, distributed to the directors sufficiently in advance of the meeting to allow careful review prior to the meeting.

Board Access.    The Board has access to management and outside advisers as follows:

•        Access to Management and Employees.    Directors have full and unrestricted access to the management and employees of the Company. Additionally, key members of management attend Board meetings to present information about the results, plans and operations of the business within their areas of responsibility.

•        Access to Outside Advisors.    The Board and its committees may retain counsel or consultants without obtaining the approval of any officer of the Company in advance or otherwise. The Audit Committee has the sole authority to retain and terminate the independent auditor. The Nominating and Corporate Governance Committee has the sole authority to retain search firms to be used to identify director candidates.

The Board’s Role in Risk Oversight.    The Board maintains overall responsibility for overseeing the Company’s risk management, including succession planning, product safety and information and digital security. In furtherance of its responsibility, the Board has delegated specific risk-related responsibilities to the Audit Committee.

The Audit Committee engages in substantive discussions of risk management at its regular committee meetings held during the year. At these meetings, it receives functional risk review reports covering significant areas of risk from the employees responsible for these functional areas, as well as receiving reports from the Chief Financial Officer who reports directly to the Chairperson of the Audit Committee. The Audit Committee also receives reports at each meeting regarding legal and regulatory risks from management and meets in separate executive sessions with our independent auditors and our Chief Financial Officer. The Audit Committee provides a summary to the full Board at certain Board meetings of the risk area reviewed together with any other risk related subjects discussed at the Audit Committee meeting.

The Board’s Role in Information Security.    Information security and privacy has been and remains of the utmost importance to the Company in light of the value we place on maintaining the trust and confidence of our customers, employees and other stakeholders. Accordingly, our Chief Executive Officer advises the Audit Committee and the full Board at least once per year on our program for managing information security risks, including data privacy and data protection risks.

Access To the Board by Shareholders.    Stockholders and other parties interested in communicating directly with individual directors, the non-management directors as a group or the entire Board may do so by writing to the Nominating and Corporate Governance Committee, c/o Nominating and Corporate Governance Committee Chairman, Treasure Global Inc, 276 5th Avenue, Suite 704 #739, New York, NY 10001.

The Nominating and Corporate Governance Committee has approved a process for handling letters received by the Company and addressed to individual directors, non-management members of the Board or the Board. Under that process, the Chief Executive Officer of the Company reviews all such correspondence and regularly forwards to a designated individual member of the Nominating and Corporate Governance Committee copies of all such correspondence (although we do not forward commercial correspondence and correspondence duplicative in nature; however, we will retain duplicate correspondence and all duplicate correspondence will be available for directors’ review upon their request) and a summary of all such correspondence. The Chairman of the Nominating and Corporate Governance Committee will forward correspondence directed to individual directors as he deems appropriate. Written correspondence from shareholders relating to accounting, internal controls or auditing matters are immediately brought to the attention of the Company’s Audit Committee Chairman and handled in accordance with procedures established by the Audit Committee with respect to such matters.

Board Committees

The Board of Directors has a standing Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. The following table summarizes the members and functions of the Board’s committees.

Kok Pin “Darren” Tan	Director	Nominating and Corporate Governance — Chairman; Audit; Compensation.
Wei Ping Leong	Director	Audit — Chairman; Compensation; Nominating and Corporate Governance.
Y. Bhg. Datin Nurfatin Binti Mufti	Director	Compensation — Chairwoman; Nominating and Corporate Governance; Audit.

Name of Committee and Its Members	Functions of the Committee
Audit Committee: Wei Ping Leong, Chairman; Kok Pin “Darren” Tan; Y. Bhg. Datin Nurfatin Binti Mufti

•   reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the Board whether the audited financial statements should be included in our annual disclosure report;

•   discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

•   discussing with management major risk assessment and risk management policies;

•   monitoring the independence of the independent auditor;

•   verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

•   reviewing and approving all related-party transactions;

•   inquiring and discussing with management our compliance with applicable laws and regulations;

•   pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;

•   appointing or replacing the independent auditor;

•   determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

•   establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies; and

•   approving reimbursement of expenses incurred by our management team in identifying potential target businesses.

Compensation Committee: Y. Bhg. Datin Nurfatin Binti Mufti, Chairwoman; Wei Ping Leong; Kok Pin “Darren” Tan

•   reviewing, approving and determining or making recommendations to our Board regarding the compensation of our executive officers;

•   administering our equity compensation plans;

•   engaging outside consultants to review and recommend compensation policies;

•   reviewing and approving, or makings recommendations to our Board regarding incentive compensation and equity compensation plans; and

•   establishing and reviewing general policies relating to compensation and benefits of our employees.

Name of Committee and Its Members	Functions of the Committee
Nominating and Corporate Governance Committee Kok Pin “Darren” Tan, Chairman; Y. Bhg. Datin Nurfatin Binti Mufti; Wei Ping Leong

•   identifying, reviewing and evaluating candidates to serve on our Board consistent with criteria approved by our Board;

•   evaluating director performance on our Board and applicable committees of our Board and determining whether continued service on our Board is appropriate;

•   evaluating nominations by shareholders of candidates for election to our Board; and

•   corporate governance matters.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than as disclosed below, and except for the regular salary and bonus payments made to our directors and officers in the ordinary course of business as described in “Executive Compensation,” there have been no transactions since July 1, 2023, or any currently proposed transaction or series of similar transactions to which the Company was or is to be a party, in which the amount involved exceeds USD$120,000 and in which any current or former director or officer of the Company, any 5% or greater shareholder of the Company or any member of the immediate family of any such persons had or will have a direct or indirect material interest.

On October 30, 2023, the Company issued a total of 25,954 restricted shares of common stock to the Company’s Former Chief Executive Officer, Chong Chan “Sam” Teo, and Director, Kok Pin “Darren” Tan (collectively, the “Creditors”) in exchange for the cancellation of $321,562 in aggregate indebtedness owed to the Creditors.

PROPOSAL 2

RATIFICATION OF THE SELECTION OF WWC, P.C.

AS OUR INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING JUNE 30, 2026

(Item 2 on the Proxy Card)

General

The audit committee of the Company (the “Audit Committee”) has selected WWC, P.C. (“WWC”) to audit our consolidated financial statements for the fiscal year ending June 30, 2026. We are asking the stockholders to ratify the appointment of WWC as our independent registered public accounting firm for the fiscal year ending June 30, 2026. WWC was appointed by the Audit Committee in accordance with its charter.

In the event stockholders fail to ratify the appointment, the Audit Committee may reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Audit Committee determines that such a change would be in the Company’s and our stockholders’ best interests.

The Company does not anticipate a representative from WWC to be present at the annual stockholders meeting. In the event that a representative of WWC is present at the Annual Meeting, the representative will have the opportunity to make a statement if he/she desires to do so, and the Company will allow such a representative to be available to respond to appropriate questions.

The Audit Committee has approved all services provided by WWC. Representatives of WWC do not plan to attend the Annual Meeting.

Background:

Effective July 3, 2023, WWC was appointed by the Company to serve as its new independent registered public accounting firm to audit and review the Company’s financial statements for the year ended June 30, 2023.

Audit services provided by WWC, P.C. for fiscal year ended June 30, 2026 included the examination of the consolidated financial statements of the Company. Audit services provided by WWC for fiscal years ended June 30, 2026 included the examination of the consolidated financial statements of the Company, and services related to periodic filings made with the SEC.

Fees Paid to the Independent Registered Public Accounting Firm

The following table shows the fees that were billed for audit and other services provided by WWC for the fiscal year ended June 30, 2024 and 2025:

	Fiscal Year Ended June 30,
	2025	2024
Audit Fees(1)	$180,000	$180,000
Audit-Related Fees(2)	$24,000	$45,000
Tax Fees	—	$—
All other fees	$60,000	60,000
Total	$264,000	$287,024

____________

(1)      Audit Fees — This category includes the audit of our annual financial statements, review of financial statements included in our Quarterly Reports on Form 10-Q, and services that are normally provided by independent auditors in connection with statutory and regulatory filings or the engagement for fiscal years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements.

(2)      Audit-Related Fees — This category consists of assurance and related services by our independent auditor that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees.” The services for the fees disclosed under this category include consultation regarding our correspondence with the SEC.

Policies and Procedures Relating to Approval of Services by our Independent Registered Public Accountants

The Audit Committee is solely responsible for the approval in advance of all audit and permitted non-audit services to be provided by our independent registered public accounting firms (including the fees and other terms thereof), subject to the de minimus exceptions for non-audit services provided by Section 10A(i)(1)(B) of the Exchange Act, which services are subsequently approved by the Audit Committee prior to the completion of the audit. None of the fees listed above are for services rendered pursuant to such de minimus exceptions.

The Audit Committee has established its pre-approval policies and procedures, pursuant to which the Audit Committee approved the foregoing audit, tax, and non-audit services provided by WWC in the fiscal years ended June 30, 2024 and 2025. Consistent with the Audit Committee’s responsibility for engaging our independent auditors, all audit and permitted non-audit services require pre-approval by the Audit Committee. The full Audit Committee approves proposed services and fee estimates for these services. One or more independent directors serving on the Audit Committee may be delegated by the full Audit Committee to pre-approve any audit and non-audit services. Any such delegation shall be presented to the full Audit Committee at its next scheduled meeting. Pursuant to these procedures, the Audit Committee approved the foregoing audit services provided by WWC.

Audit Committee Report

The primary purpose of the Audit Committee is to assist the Board in fulfilling its responsibility to oversee our financial reporting activities. The Audit Committee is responsible for reviewing with both our independent registered public accounting firm and management, our accounting and reporting principles, policies and practices, and our accounting, financial, and operating controls and staff. The Audit Committee has reviewed and discussed our audited financial statements with management, and has discussed with our independent registered public accounting firm the matters required to be discussed by the Public Company Accounting Oversight Board’s (the “PCAOB”) Rule 3200T. Additionally, the Audit Committee has received the written disclosures and the letter from our independent registered public accounting firm, as required by the applicable requirements of the PCAOB, and has discussed with the independent registered public accounting firm’s independence. Based upon such review and discussion, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the last fiscal year ended June 30, 2026 for filing with the SEC. The Audit Committee has also approved, subject to stockholders’ ratification, the appointment of WWC to serve as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2026.

The Board recommends that you vote “for” ratifying the appointment of WWC to serve as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2026.

The information contained in this proxy statement with respect to the Audit Committee’s report above and the independence of the members of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference in such filing.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our common stock, our only outstanding class of voting stock, known by us as of the Record Date, by:

•        each person or entity known by us to be the beneficial owner of more than 5% of our common stock;

•        each of our directors;

•        each of our executive officers; and

•        all of our directors and executive officers as a group.

Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all shares of our common stock owned by them, except to the extent such power may be shared with a spouse. Unless otherwise noted, the address of each person below is c/o Treasure Global Inc., 276 5th Avenue, Suite 704 #739, New York, New York 10001.

Name and Address of Beneficial Owner(1)	Title	Beneficially owned	Percent of Class(2)
Officers and Directors
Carlson Thow	Former Chief Executive Officer and Executive Director	—	—
Pusparajan a/l Vadivelo	Chief Financial Officer	—	—
Kok Pin “Darren” Tan	Director	—	—
Wei Ping Leong	Director	—	—
YDM Tengku Dato’ Musahiddin Shah Bin Tengku Dato’ Seri Abdul Samad Shah Alhaj	Director	—	—
Chong Chan “Sam” Teo	Executive Director	10,034	0.57%
Chan Meng Chun	Executive Director	18,617	1.06%
Y. Bhg. Datin Nurfatin Binti Mufti	Director	—	—

Officers and Directors as a Group (total of 7 persons)		—	—

____________

(1)      Unless otherwise indicated, the principal address of the named directors and directors and 5%+ stockholders of the Company is care of Treasure Global Inc., 276 5th Avenue, Suite 704 #739, New York, New York 10001.

(2)      Based upon [•] shares of Common Stock issued and outstanding as of the Record Date.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial statements of beneficial ownership, reports of changes in ownership and Annual Reports concerning their ownership, of Common Stock and other of our equity securities on Forms 3, 4, and 5, respectively. Executive officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file. Based solely on our review of Forms 3, 4 and 5 and amendments thereto filed electronically with the SEC during the most recent fiscal year, we believe that all reports required by Section 16(a) for transactions in the fiscal year ended June 30, 2025 were timely filed.

EXECUTIVE COMPENSATION

The following table illustrates the compensation paid by the Company to its executive officers. The disclosure is provided for the fiscal years ended June 30, 2025 and 2024. We refer to these individuals as our “named executive officers”:

Name and Principal Position	Fiscal Year Ended June 30,	Salary(1) ($)	Total ($)
Chong Chan “Sam” Teo(2)	2025	$—	$—
Former Chief Executive Officer	2024	$46,022	$46,022

Su Chen “Chanell” Chuah(3)	2025	$—	$—
Former Chief Operating Officer	2024	$76,703	$76,703

Meng Chun “Michael” Chan(4)	2025	$—	$—
Former Chief Financial Officer	2024	$63,920	$63,920

Su Huay “Sue” Chuah(5)	2025	$—	$—
Former Chief Marketing Officer	2024	$30,681	$30,681

Chen Hoe “Samuel” Sam(6)	2025	$—	$—
Former Chief Technology Officer	2024	$3,643	$3,643

Carlson Thow(7)	2025	$—	$—
Former Chief Executive Officer	2024	$4,454	$4,454

Sook Lee Chin(8)	2025	$—	$—
Former Chief Financial Officer	2024	$2,557	$2,557

Ching Loong “Henry” Chai	2025	$—	$—
Former Chief Operating Officer	2024	$710	$710

Chan See Wah(9)	2025	$28,066	$28,066
Former Chief Financial Officer	2024	$—	$—

Pusparajan a/l Vadiveloo(10)	2025	$—	$—
Chief Financial Officer	2024	$—	$—

____________

(1)      Salaries were paid in Malaysian Ringgits, and U.S. dollar amounts are approximate.

(2)      Mr. Teo was appointed as the acting Chief Executive Officer on April 1, 2026.

(3)      Ms. Chuah resigned as Chief Operating Officer on June 21, 2024.

(4)      Mr. Chan resigned as Chief Financial Officer on June 14, 2024.

(5)      Ms. Chuah resigned as Chief Marketing Officer on June 21, 2024.

(6)      Mr. Sam resigned as Chief Technology Officer on November 1, 2023.

(7)      Mr. Thow resigned as the Chief Executive Officer of the Company on March 31, 2026.

(8)     Ms. Chin resigned as the Chief Financial Officer of the Company on July 1, 2025.

(9)     Ms. Chan resigned as the Chief Financial Officer of the Company on December 31, 2025.

(10)    Mr. Pusparajan a/l Vadiveloo was appointed as the acting Chief Executive Officer on December 17, 2025.

None of our other executives earned compensation in excess of $100,000 in fiscal years ended June 30, 2025 or 2024 and therefore pursuant to Instruction 1 to Item 402(m)(2) of Regulation S-K, only the compensation for our principal executive officers is provided.

Employment Agreement

Pusparajan a/l Vadiveloo Employment Agreement

Mr. Pusparajan a/l Vadiveloo and the Company previously entered into an employment agreement dated as of September 29, 2025 (the “Agreement”), pursuant to which Mr. Pusparajan a/l Vadiveloo was appointed as the financial controller of the Company. Pursuant to the Agreement, Mr. Pusparajan a/l Vadiveloo is entitled to receive a monthly remuneration of RM 12,500.00. In addition, Mr. Pusparajan a/l Vadiveloo is entitled to a total of $50,000 worth of shares of common stock of the Company on an annual basis, subject to applicable vesting schedules and other restrictions, in accordance with the Company’s equity compensation plan. During the term of the Agreement, either party may terminate the Appointment Letter Agreement by providing two (2) months’ written notice or salary in lieu of such notice to the other party. Upon termination, Mr. Pusparajan a/l Vadiveloo will be subject to a one-year non-solicitation period concerning the hiring of the Company’s employees and the solicitation of its clients, among other restrictions.

In connection with the Appointment, Mr. Pusparajan a/l Vadiveloo will continue to be compensated pursuant to the terms of the existing Agreement. No new compensatory plan, arrangement, or agreement has been entered into in connection with this Appointment, and no material changes have been made to the terms of the Agreement.

Outstanding Equity Awards at June 30, 2025

During the fiscal year ended June 30, 2025, we did not grant any stock options.

AUDIT COMMITTEE REPORT

The Audit Committee:    The members of the Audit Committee (for purposes of this report, the “Committee”) are Wei Ping Leong, who serves as Chairman, Kok Pin “Darren” Tan, and Y. Bhg. Datin Nurfatin Binti Mufti. The Board has determined that all of the members of the Committee are independent within the meaning of applicable SEC regulations and the listing standards of the Nasdaq and that Mr. Leong, the Chair of the Committee, is qualified as an audit committee financial expert within the meaning of SEC regulations. The Board has also determined that Mr. Leong has accounting and related financial management expertise within the meaning of the listing standards of the Nasdaq and that each member of the Committee is financially literate within the meaning of the Nasdaq listing standards.

Audit Committee Charter:    The Audit Committee operates under a written charter adopted by the Board. The charter is reviewed by management at least annually, and any recommended changes are presented to the Committee for review and approval. The charter is available on our website at: https://ir.treasureglobal.co/corporate-governance.

Audit Committee Responsibilities:    The Committee assists the Board in fulfilling its responsibilities for general oversight of the integrity of the Company’s financial statements, the adequacy of the Company’s system of internal controls and procedures and disclosure controls and procedures, the Company’s risk management, the Company’s compliance with legal and regulatory requirements, the independent auditors’ qualifications and independence and the performance of the Company’s internal audit function and independent auditors. The Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Committee deems necessary to carry out its duties and receive appropriate funding, as determined by the Committee, from the Company for such advice and assistance.

The Committee has sole authority over the selection of the Company’s independent auditors and manages the Company’s relationship with its independent auditors (who report directly to the Committee). Each year, the Committee evaluates the performance, qualifications and independence of the independent auditors. The Committee is also involved in the selection of the lead audit partner. In evaluating the Company’s independent auditors, the Committee considers the quality of the services provided, as well as the independent auditors’ and lead partner’s capabilities and technical expertise and knowledge of the Company’s operations and industry.

The Committee met four times during the fiscal year ended 2025. The Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. The Committee’s meetings generally include private sessions with the Company’s independent auditors and with the Company’s internal auditors, in each case without the presence of the Company’s management, as well as executive sessions consisting of only Committee members. In addition to the scheduled meetings, senior management confers with the Committee or its Chair from time to time, as senior management deems advisable or appropriate, in connection with issues or concerns that arise throughout the year.

Management is responsible for the Company’s financial reporting process, including its system of internal control over financial reporting, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States. The Company’s independent auditors are responsible for auditing those financial statements in accordance with professional standards and expressing an opinion as to their material conformity with U.S. generally accepted accounting principles and for auditing the effectiveness of the Company’s internal control over financial reporting. The Committee’s responsibility is to monitor and review the Company’s financial reporting process and discuss management’s report on the Company’s internal control over financial reporting. It is not the Committee’s duty or responsibility to conduct audits or accounting reviews or procedures. The Committee has relied, without independent verification, on management’s representations that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the U.S. and that the Company’s internal control over financial reporting is effective. The Committee has also relied, without independent verification, on the opinion of the independent auditors included in their report regarding the Company’s financial statements and effectiveness of internal control over financial reporting.

Oversight Matters:    As part of its oversight of the Company’s financial statements, the Committee reviews and discusses with both management and the Company’s independent auditors all annual and quarterly financial statements prior to their issuance. With respect to each 2025 fiscal reporting period, management advised the Committee that each set of financial statements reviewed had been prepared in accordance with accounting principles generally accepted in the U.S., and reviewed significant accounting and disclosure issues with the Committee. These reviews included discussions with the independent auditors of matters required to be discussed pursuant to Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 1301 (Communication with Audit Committees), including the quality (not merely the acceptability) of the Company’s accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the financial statements and disclosures related to critical accounting practices. The Committee has also discussed with WWC matters relating to their respective independence, including a review of audit and non-audit fees and the written disclosures and letter received from WWC, P.C. required by applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) regarding their respective communications with the Committee concerning independence. The Committee also considered whether non-audit services provided by the independent auditors are compatible with the independent auditors’ independence. The Committee also received regular updates, and written summaries as required by the PCAOB rules (for tax and other services), on the amount of fees and scope of audit, audit-related, tax and other services provided.

In addition, the Committee reviewed key initiatives and programs aimed at strengthening the effectiveness of the Company’s internal and disclosure control structure. As part of this process, the Committee continued to monitor the scope and adequacy of the Company’s internal auditing program, reviewing staffing levels and steps taken to implement recommended improvements in internal procedures and controls. The Committee also reviews and discusses legal and compliance matters with management, and, as necessary or advisable, the Company’s independent auditors.

Audit Committee Recommendation:    Based on the Committee’s discussions with management and the independent auditors and the Committee’s review of the representations of management and the report of the independent auditors to the Board and shareholders, and subject to the limitations on the Committee’s role and responsibilities referred to above and in the Audit Committee Charter, the Committee recommended to the Board that it include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2025 for filing with the SEC.

This report has been furnished by the members of the Audit Committee:

Wei Ping Leong, Chairman
Kok Pin “Darren” Tan
Y. Bhg. Datin Nurfatin Binti Mufti

              ADDITIONAL INFORMATION

Solicitation Expenses:    Expenses in connection with the solicitation of proxies will be paid by the Company. Proxies are being solicited principally by mail, by telephone and through the internet. In addition, our directors, officers and regular employees, without additional compensation, may solicit proxies personally, by e-mail, telephone, fax or special letter. We will reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners of our shares.

How To Receive Additional Paper Copies of the Proxy Statement:    The Company has adopted a procedure called “householding” which has been approved by the SEC. The Company and some brokers household proxy materials, delivering a single notice and, if applicable, this Proxy Statement and Annual Report, to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders or they participate in electronic delivery of proxy materials. Shareholders who participate in householding will continue to access and receive separate proxy cards. This process will help reduce our printing and postage fees, as well as save natural resources. If at any time you no longer wish to participate in householding and would prefer to receive a separate Proxy Statement, or if you are receiving multiple copies of the Proxy Statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to Treasure Global Inc, Investor Relations, 276 5th Avenue, Suite 704 #739, New York, NY 10001 or by calling Investor Relations at +6012 643 7688, or by sending an e-mail to ir_us@treasuregroup.co.

Shareholder Proposals for Consideration at the 2027 Annual Meeting of Shareholders:    Under the rules of the SEC, if a shareholder wants us to include a proposal in our Proxy Statement and proxy card for presentation at our 2027 Annual Meeting of Stockholders, the proposal must be received by us at our principal executive offices at 276 5th Avenue, Suite 704 #739, New York, NY 10001 by [•], 2027. The proposal should be sent to the attention of the Chief Financial Officer.

Under our bylaws, certain procedures are provided that a shareholder must follow to introduce an item of business, including the nomination of someone as a director, at an Annual Meeting of Stockholders that is not included in our Proxy Statement. These procedures provide that an item of business to be introduced at an Annual Meeting of Stockholders must be submitted in writing to our Nominating and Corporate Governance Committee at our principal executive offices and you must include information set forth in our bylaws. See “Governance of the Company — Shareholder Nominations” above.

We must receive the notice of your intention to propose an item of business at our 2027 Annual Meeting no later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting as specified in our bylaws. If the 2027 Annual Meeting is not held within 30 days before or after the anniversary of the date of this year’s Annual Meeting, then the item of business must be received by the tenth day following the earlier of the date of mailing of the notice of the meeting or the public disclosure of the date of the meeting. Assuming that our 2027 Annual Meeting is held within 30 days of the anniversary of this Annual Meeting, we must receive notice of your intention to introduce a nomination or other item of business at that meeting by [•], 2027.

You may contact Treasure Global’s Chief Financial Officer at the address mentioned above for a copy of the relevant bylaw provisions regarding the requirements for making shareholder proposals and nominating director candidates.

The chairperson of the Annual Meeting may refuse to allow the transaction of any business, or to acknowledge the nomination of any person, not made in compliance with the foregoing procedures.

2025 Annual Report:    A copy of our 2025 Annual Report, as filed with the SEC on [•], 2025, is available to shareholders without charge upon written request directed to our Secretary at 276 5th Avenue, Suite 704 #739, New York, New York 10001 or by phone at +6012 643 7688. The Company makes available free of charge on or through its website, www.treasureglobal.co, its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and all amendments to such reports filed pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after filing.

Other Matters to Be Considered at The Annual Meeting:    The Board is not aware of any other matters that are expected to come before the 2026 Annual Meeting other than those referred to in this proxy statement and as set forth above. The Board has made no recommendation as to how the proxies will vote on such other matters. If any other matter should come before the Annual Meeting, the individuals named on the proxy card intend to vote the proxies in accordance with their best judgment.

By Order of the Board of Directors

Chong Chan “Sam” Teo
Executive Director and Acting Chief Financial Officer

FRONT OF PROXY CARD

TREASURE GLOBAL INC

This Proxy is solicited by the Board of Directors of Treasure Global Inc in Connection with the Annual Meeting of Stockholders to be held on July 14, 2026.

PRELIMINARY – SUBJECT TO CHANGE PROXY VOTING INSTRUCTIONS Please have your 11-digit control number ready when voting by Internet or Telephone. Vote Your Proxy on the Internet: Go to https://www.AALvote.com/tgl Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote Your Proxy by Phone: Call 1-866-804-9616 Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it and return it in the postage-paid envelope provided. NAME & ADDRESS HERE As a stockholder of TREASURE GLOBAL, INC., you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic or telephonic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m. Eastern Time on July 13, 2026. CONTROL NUMBER PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. TREASURE GLOBAL, INC. ANNUAL MEETING OF STOCKHOLDERS JULY 14, 2026 AT 9:00 a.m. EASTERN TIME THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF TREASURE GLOBAL, INC. The undersigned, revoking all prior proxies heretofore given, hereby appoints Carlson Thow and Sook Lee Chin, and each of them, as proxies, attorneys and agents, with full power of substitution, to vote all shares of common stock of Treasure Global, Inc. corporation, that the undersigned would be entitled to vote at the Annual Meeting of Stockholders scheduled to be held on July 14, 2026 at 9:00 a.m. Eastern Time. The Annual Meeting will be held in virtual only format. In order to attend the meeting, you must first register at https://web.viewproxy.com/tgl/2026 before 11:59 p.m. Eastern Time on July 12, 2026. If no designation is made, the shares will be voted as the Board of Directors recommends, as indicated on the reverse side and in the discretion of the proxy upon such other matters as may properly come before the Annual Meeting. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. NAME & ADDRESS HERE BARCODE HERE Signature Date Title Signature (Joint Owners) CONTROL NUMBER NOTE: Please sign exactly as name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, limited liability company, or partnership, please sign in full corporate, limited liability company, or partnership name by authorized officer or person. Address Change: (If you noted any Address Changes above, please mark box.)

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on July 14, 2026: The Proxy Statement and Annual Report are available at: https://web.viewproxy.com/tgl/2026 PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. When properly executed, your proxy card/voting instruction form will be voted in the manner you direct. If you do not specify your choices, your shares will be voted “FOR” items 1 and 2. Your Board of Directors recommends a vote “FOR” item 1. Please mark your votes like this 1. To elect seven (7) directors to serve until the 2026 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. NOMINEES FOR WITHHOLD (1) Carlson (2) (2) Kok Pin “Darren” Tan Thow (3) (3) YDM Tengku Dato’ Musahiddin Shah Bin Tengku Dato’ Seri Abdul Samad Shah Alhaj (4) Wei Ping Leong (5) Chong Chan “Sam” Teo (6) Chan Meng Chun (7) Y. Bhg. Datin Nurfatin Binti Mufti Your Board of Directors recommends a vote “FOR” item 2. 2. To ratify the selection by our Board of Directors of WWC, P.C. as our independent auditor for the fiscal year ending June 30, 2026. FOR AGAINST ABSTAIN Note: To transact such other business as may properly come before the meeting as determined in the discretion of the proxies.